PROMISSORY NOTE

$300,000 Austin, Texas November 21, 2008

FOR VALUE RECEIVED in installments of $200,000 and $100,000, Deep Liquidity, Inc. ("***Maker***"), hereby promises to pay to the order of Prakash Patel ("***Payee***"), at 45 Bryant Avenue, Staten Island, NY 10306, or such other address given to Maker by Payee, the principal sum of $300,000, or as much thereof as may be outstanding, in lawful money of the United States of America, together with interest (calculated on the basis of a 15% annually) on the unpaid principal balance.

1. **Definitions.** Capitalized terms not defined herein shall have the meaning assigned to those terms in the Credit Agreement defined below. When used in this Note, the following terms shall have the respective meanings specified herein or in the ***Section*** referred to:

"***Business Day***" means a day upon which business is transacted by national banks in San Antonio, Texas.

"***Default***" has the meaning ascribed to it in ***Section 5*** hereof.

"***Qualified Financing***" shall mean an equity financing of the Maker in which the Maker issues shares of stock in a transaction or series of transactions and receives an aggregate of at least $5,000,000 in consideration of such issuance.

"***Loan Documents***" means this Note, and any agreements, documents (and with respect to this Agreement, and such other agreements and documents, any modifications, amendments, renewals, extensions, or restatements thereof), or certificates at any time executed or delivered pursuant to the terms of this Agreement.

"***Obligation***" means all indebtedness of Maker in favor of Payee arising under this Note.

2. **Payments and Prepayments.**

(a) The unpaid principal balance of this Note (at any time, the "***Principal Debt***"), together with all unpaid interest, if any, is due and payable in full on the day the Company closes the Qualified Financing (the "***Maturity Date***").

(b) Interest on the Principal Debt is due and payable as it accrues on the first day of each month, beginning immediately after money is received from Payee to Maker.

(c) Maker may voluntarily prepay the principal or interest from time to time and at any time, in whole or in part, without premium or penalty.

All payments of principal and interest of this Note shall be made by Maker to Payee in federal or other immediately available funds. Payments made to Payee by Maker hereunder shall be applied first to accrued interest and then to principal.

Should the principal of, or any installment of the principal of or interest upon, this Note become due and payable on any day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable with respect to such extension.

All past due principal of and, to the extent permitted by applicable law, interest upon this Note shall bear interest at the Maximum Rate.

3. **Waivers.** Maker and each surety, endorser, guarantor, and other party ever liable for payment of any sums of money payable upon this Note, jointly and severally waive presentment, demand, protest, notice of protest and non-payment or other notice of default, notice of acceleration, and intention to accelerate, or other notice of any kind, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number of such renewals, extensions, indulgences, releases, or changes.

No waiver by Payee of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise, shall be considered a waiver of any other subsequent right or remedy of Payee; no delay or omission in the exercise or enforcement by Payee of any rights or remedies shall ever be construed as a waiver of any right or remedy of Payee; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Payee.

4. **Security.** This Note is secured by the stock of the Maker.

5. **Default and Remedies.**

(a) A ***Default*** shall exist hereunder if any one or more of the following events shall occur and be continuing: (i) Maker shall fail to pay when due any principal of, or interest upon, this Note or the Obligation after 30 days from a payment due date; (ii) Maker shall (A) apply for or consent to the appointment of a receiver, trustee, intervenor, custodian, or liquidator of itself or of all or a substantial part of its assets, (B) be adjudicated a bankrupt or insolvent or file a voluntary petition for bankruptcy or admit in writing that it is unable to pay its debts as they become due, (C) make a general assignment for the benefit of creditors, (D) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, or (E) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding, or take corporate action for the purpose of effecting any of the foregoing; (v) an order, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking reorganization of Maker or appointing a receiver, trustee, intervenor, or liquidator of any such person, or of all or substantially all of its or their assets, and such order, judgment, or decree shall continue unstayed and in effect for a period of sixty (60) days; or (vi) Payee's liens, mortgages, or security interests in any of the collateral for this Note should be or become unenforceable, or cease to be first priority liens, mortgages, or security interests.

(b) If Maker fails or refuses to pay any part of the principal of or interest upon this Note when due , or upon the occurrence of any Default hereunder, the Maker will issue 300,000 common shares of the Maker to Payee. Upon such issuance, this Note will become null and void and Payee will release the Maker of all its obligations hereunder.

6. **Voluntary Prepayment.** Maker reserves the right to prepay the outstanding principal balance of this Note, in whole or in part, at any time and from time to time, without premium or penalty. Any such prepayment shall be made together with payment of interest accrued on the amount of principal being prepaid through the date of such prepayment.

7. **Usury Laws.** Regardless of any provisions contained in this Note, the Payee shall never be

deemed to have contracted for or be entitled to receive, collect, or apply as interest on the Note, any amount in excess of the Maximum Rate, and, in the event Payee ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, then any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee, or premium, rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term.

9. **Binding Effect.** This Note shall be binding upon and inure to the benefit of Maker and Payee and their respective successors, assigns, heirs, and personal representatives; *provided, however*, that no obligations of Maker hereunder can be assigned without prior written consent of Payee. Any attempted assignment in violation of this ***Section 9*** shall be null and void.

10. **Amendment.** This Note may be amended or modified only by written instrument duly executed by both the Maker and the Payee.

11. GOVERNING LAW. THIS INSTRUMENT AND ALL ISSUES AND CLAIMS ARISING IN CONNECTION WITH OR RELATING TO THE INDEBTEDNESS EVIDENCED HEREBY SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

13. ENTIRETY. THE PROVISIONS OF THIS NOTE AND THE LOAN DOCUMENTS MAY BE AMENDED OR REVISED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY MAKER AND PAYEE. THIS NOTE AND ALL THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT OF MAKER AND PAYEE AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF MAKER AND PAYEE. THERE ARE NO ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.

MAKER: Deep Liquidity, Inc.

By: ______________________

Sam Balabon
CEO
Deep Liquidity, Inc.
6101 West Courtyard Drive
Building 1, Suite 110
Austin, TX 78730

PROMISSORY NOTE

$100,000 Austin, Texas May 4, 2009

FOR VALUE RECEIVED, for $100,000 Deep Liquidity, Inc. ("***Maker***"), hereby unconditionally promises to pay to the order of Prakash Patel ("***Payee***"), at 45 Bryant Avenue, Staten Island, NY 10306, or such other address given to Maker by Payee, the principal sum of $100,000, or as much thereof as may be outstanding, in lawful money of the United States of America, together with interest (calculated on the basis of 15% annually) on the unpaid principal balance.

1. **Definitions.** Capitalized terms not defined herein shall have the meaning assigned to those terms in the Credit Agreement defined below. When used in this Note, the following terms shall have the respective meanings specified herein or in the ***Section*** referred to:

"***Business Day***" means a day upon which business is transacted by national banks in San Antonio, Texas.

"***Default***" has the meaning ascribed to it in ***Section 5*** hereof.

"***Qualified Financing***" shall mean an equity financing of the Maker in which Maker issues shares of stock in a transaction or series of transactions and receives an aggregate of at least $5,000,000 in consideration of such issuance.

"***Loan Documents***" means this Note, any agreements, documents (and with respect to this Agreement, and such other agreements and documents, any modifications, amendments, renewals, extensions, or restatements thereof), or certificates at any time executed or delivered pursuant to the terms of this Agreement.

"***Obligation***" means all indebtedness of Maker in favor of Payee arising under this Note.

2. **Payments and Prepayments.**

(a) The unpaid principal balance of this Note (at any time, the "***Principal Debt***"), together with all unpaid interest, if any, is due and payable in full on the day Deep Liquidity closes the Qualified Financing (the "***Maturity Date***").

(b) Interest on the Principal Debt is due and payable as it accrues on the first day of each month, beginning immediately after money is received from Payee to Maker.

(c) Maker may voluntarily prepay the principal or interest from time to time and at any time, in whole or in part, without premium or penalty.

All payments of principal and interest of this Note shall be made by Maker to Payee in federal or other immediately available funds. Payments made to Payee by Maker hereunder shall be applied first to accrued interest and then to principal.

Should the principal of, or any installment of the principal of or interest upon, this Note become due and payable on any day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable with respect to such extension.

All past due principal of and, to the extent permitted by applicable law, interest upon this Note shall bear interest at the Maximum Rate.

3. **Waivers.** Maker and each surety, endorser, guarantor, and other party ever liable for payment of any sums of money payable upon this Note, jointly and severally waive presentment, demand, protest, notice of protest and non-payment or other notice of default, notice of acceleration, and intention to accelerate, or other notice of any kind, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number of such renewals, extensions, indulgences, releases, or changes.

No waiver by Payee of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise, shall be considered a waiver of any other subsequent right or remedy of Payee; no delay or omission in the exercise or enforcement by Payee of any rights or remedies shall ever be construed as a waiver of any right or remedy of Payee; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Payee.

4. **Security**. This Note is secured by the Pledge Agreement and the stock referred to in such Pledge Agreement.

5. **Default and Remedies.**

(a) A ***Default*** shall exist hereunder if any one or more of the following events shall occur and be continuing: (i) Maker shall fail to pay when due any principal of, or interest upon, this Note or the Obligation after 30 days from a payment due date; (ii) Maker shall (A) apply for or consent to the appointment of a receiver, trustee, intervenor, custodian, or liquidator of itself or of all or a substantial part of its assets, (B) be adjudicated a bankrupt or insolvent or file a voluntary petition for bankruptcy or admit in writing that it is unable to pay its debts as they become due, (C) make a general assignment for the benefit of creditors, (D) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, or (E) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding, or take corporate action for the purpose of effecting any of the foregoing; (iii) an order, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking reorganization of Maker or appointing a receiver, trustee, intervenor, or liquidator of any such person, or of all or substantially all of its or their assets, and such order, judgment, or decree shall continue unstayed and in effect for a period of sixty (60) days; or (iv) Payee's liens, mortgages, or security interests in any of the collateral for this Note should be or become unenforceable, or cease to be first priority liens, mortgages, or security interests.

(b) If Maker fails or refuses to pay any part of the principal of or interest upon this Note or the Obligation as the same become due, or upon the occurrence of any Default hereunder or under, the Maker will issue 100,000 of common shares of the Maker to the

Payee. Upon such issuance, this Note becomes null and void and Payee will release the Maker of all its obligations hereunder.

6. **Voluntary Prepayment.** Maker reserves the right to prepay the outstanding principal balance of this Note, in whole or in part, at any time and from time to time, without premium or penalty. Any such prepayment shall be made together with payment of interest accrued on the amount of principal being prepaid through the date of such prepayment.

7. **Usury Laws.** Regardless of any provisions contained in this Note, the Payee shall never be deemed to have contracted for or be entitled to receive, collect, or apply as interest on the Note, any amount in excess of the Maximum Rate, and, in the event Payee ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, then any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee, or premium, rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term.

9. **Binding Effect.** This Note shall be binding upon and inure to the benefit of Maker and Payee and their respective successors, assigns, heirs, and personal representatives; *provided, however*, that no obligations of Maker hereunder can be assigned without prior written consent of Payee. Any attempted assignment in violation of this ***Section 9*** shall be null and void.

10. **Amendment.** This Note may be amended or modified only by written instrument duly executed by both the Maker and the Payee.

11. **GOVERNING LAW. THIS INSTRUMENT AND ALL ISSUES AND CLAIMS ARISING IN CONNECTION WITH OR RELATING TO THE INDEBTEDNESS EVIDENCED HEREBY SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.**

13. **ENTIRETY. THE PROVISIONS OF THIS NOTE AND THE LOAN DOCUMENTS MAY BE AMENDED OR REVISED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY MAKER AND PAYEE. THIS NOTE AND ALL THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT OF MAKER AND PAYEE AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF MAKER AND PAYEE. THERE ARE NO ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.**

MAKER: Deep Liquidity, Inc.

By: [signature]

Sam Balabon
CEO
Deep Liquidity, Inc.
6101 West Courtyard Drive
Building 1, Suite 110
Austin, TX 78730

PROMISSORY NOTE

$100,000 Austin, Texas April 23, 2009

FOR VALUE RECEIVED $100,000, Deep Liquidity, Inc. ("***Maker***"), hereby promises to pay to the order of Jim Bell ("***Payee***"), at 67 Camino Montuso, Santa Fe, NM 87506, or such other address given to Maker by Payee, the principal sum of $100,000, or as much thereof as may be outstanding, in lawful money of the United States of America, together with interest (calculated on the basis of a 15% annually) on the unpaid principal balance.

1. **Definitions.** Capitalized terms not defined herein shall have the meaning assigned to those terms in the Credit Agreement defined below. When used in this Note, the following terms shall have the respective meanings specified herein or in the ***Section*** referred to:

"***Business Day***" means a day upon which business is transacted by national banks in San Antonio, Texas.

"***Default***" has the meaning ascribed to it in ***Section 5*** hereof.

"***Qualified Financing***" shall mean an equity financing of the Maker in which the Maker issues shares of stock in a transaction or series of transactions and receives an aggregate of at least $5,000,000 in consideration of such issuance.

"***Loan Documents***" means this Note, and any agreements, documents (and with respect to this Agreement, and such other agreements and documents, any modifications, amendments, renewals, extensions, or restatements thereof), or certificates at any time executed or delivered pursuant to the terms of this Agreement.

"***Obligation***" means all indebtedness of Maker in favor of Payee arising under this Note.

2. **Payments and Prepayments.**

(a) The unpaid principal balance of this Note (at any time, the "***Principal Debt***"), together with all unpaid interest, if any, is due and payable in full on the day the Company closes the Qualified Financing (the "***Maturity Date***").

(b) Interest on the Principal Debt is due and payable as it accrues on the first day of each month, beginning immediately after money is received from Payee to Maker.

(c) Maker may voluntarily prepay the principal or interest from time to time and at any time, in whole or in part, without premium or penalty.

All payments of principal and interest of this Note shall be made by Maker to Payee in federal or other immediately available funds. Payments made to Payee by Maker hereunder shall be applied first to accrued interest and then to principal.

Should the principal of, or any installment of the principal of or interest upon, this Note become due and payable on any day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable with respect to such extension.

All past due principal of and, to the extent permitted by applicable law, interest upon this Note shall bear interest at the Maximum Rate.

3. **Waivers.** Maker and each surety, endorser, guarantor, and other party ever liable for payment of any sums of money payable upon this Note, jointly and severally waive presentment,

demand, protest, notice of protest and non-payment or other notice of default, notice of acceleration, and intention to accelerate, or other notice of any kind, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number of such renewals, extensions, indulgences, releases, or changes.

No waiver by Payee of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise, shall be considered a waiver of any other subsequent right or remedy of Payee; no delay or omission in the exercise or enforcement by Payee of any rights or remedies shall ever be construed as a waiver of any right or remedy of Payee; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Payee.

4. **Security**. This Note is secured by the stock of the Maker.

5. **Default and Remedies.**

(a) A ***Default*** shall exist hereunder if any one or more of the following events shall occur and be continuing: (i) Maker shall fail to pay when due any principal of, or interest upon, this Note or the Obligation after 30 days from a payment due date; (ii) Maker shall (A) apply for or consent to the appointment of a receiver, trustee, intervenor, custodian, or liquidator of itself or of all or a substantial part of its assets, (B) be adjudicated a bankrupt or insolvent or file a voluntary petition for bankruptcy or admit in writing that it is unable to pay its debts as they become due, (C) make a general assignment for the benefit of creditors, (D) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, or (E) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding, or take corporate action for the purpose of effecting any of the foregoing; (v) an order, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking reorganization of Maker or appointing a receiver, trustee, intervenor, or liquidator of any such person, or of all or substantially all of its or their assets, and such order, judgment, or decree shall continue unstayed and in effect for a period of sixty (60) days; or (vi) Payee's liens, mortgages, or security interests in any of the collateral for this Note should be or become unenforceable, or cease to be first priority liens, mortgages, or security interests.

(b) If Maker fails or refuses to pay any part of the principal of or interest upon this Note when due , or upon the occurrence of any Default hereunder, the Maker will issue 100,000 common shares of the Maker to Payee. Upon such issuance, this Note will become null and void and Payee will release the Maker of all its obligations hereunder.

6. **Voluntary Prepayment.** Maker reserves the right to prepay the outstanding principal balance of this Note, in whole or in part, at any time and from time to time, without premium or penalty. Any such prepayment shall be made together with payment of interest accrued on the amount of principal being prepaid through the date of such prepayment.

7. **Usury Laws.** Regardless of any provisions contained in this Note, the Payee shall never be deemed to have contracted for or be entitled to receive, collect, or apply as interest on the Note, any amount in excess of the Maximum Rate, and, in the event Payee ever receives, collects, or applies as

interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, then any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee, or premium, rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term.

9. **Binding Effect.** This Note shall be binding upon and inure to the benefit of Maker and Payee and their respective successors, assigns, heirs, and personal representatives; *provided, however*, that no obligations of Maker hereunder can be assigned without prior written consent of Payee. Any attempted assignment in violation of this ***Section 9*** shall be null and void.

10. **Amendment.** This Note may be amended or modified only by written instrument duly executed by both the Maker and the Payee.

11. GOVERNING LAW. THIS INSTRUMENT AND ALL ISSUES AND CLAIMS ARISING IN CONNECTION WITH OR RELATING TO THE INDEBTEDNESS EVIDENCED HEREBY SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

13. ENTIRETY. THE PROVISIONS OF THIS NOTE AND THE LOAN DOCUMENTS MAY BE AMENDED OR REVISED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY MAKER AND PAYEE. THIS NOTE AND ALL THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT OF MAKER AND PAYEE AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF MAKER AND PAYEE. THERE ARE NO ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.

MAKER: Deep Liquidity, Inc.

By:________________________________

Sam Balabon
CEO
Deep Liquidity, Inc.
6101 West Courtyard Drive
Building 1, Suite 110
Austin, TX 78730